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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported): OCTOBER 2, 2003



                         WEATHERFORD INTERNATIONAL LTD.
               (Exact name of registrant as specified in charter)


                  BERMUDA                         1-31339                            98-0371344
         (State of Incorporation)          (Commission File No.)        (I.R.S. Employer Identification No.)
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         515 POST OAK BLVD., SUITE 600, HOUSTON, TEXAS    77027-3415
            (Address of Principal Executive Offices)      (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 693-4000


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ITEM 5. OTHER EVENTS

      On October 2, 2003, we announced that we are offering $250,000,000 of senior notes due 2013. Proceeds from the offering of the senior notes will be used to repay short-term indebtedness. A copy of the indenture under which those securities will be issued is filed as Exhibit 4.1 to this Current Report. A copy of the press release announcing the offering is filed as Exhibit 99.1 to this Current Report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial statements of business acquired.

          Not applicable.

      (b) Pro forma financial information

          Not applicable.

      (c) Exhibits

          4.1   Indenture, dated October 1, 2003, among Weatherford
                International Ltd., Weatherford International, Inc., and
                Deutsche Bank Trust Company Americas.

         99.1 Press release dated October 2, 2003, announcing senior note offering.

         99.2 Presentation dated October 2003 relating to the offering (This document is furnished pursuant to Item 9 and Regulation FD but is not deemed "filed" under the Securities Exchange Act of 1934 and is not included in any filing incorporating this Current Report by reference.)

ITEM 9. REGULATION FD DISCLOSURE

On October 2, 2003, we will release a presentation to certain potential investors in the notes offering. A copy of that presentation is furnished as
Exhibit 99.2 to this Current Report.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WEATHERFORD INTERNATIONAL LTD.
Dated:  October 2, 2003
                                           /s/ BURT M. MARTIN
                                        -----------------------------
                                               Burt M. Martin
                                            Senior Vice President,
                                         General Counsel and Secretary


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                               INDEX TO EXHIBITS


        Exhibit
          No.                     Description
        -------                   -----------
          4.1   Indenture, dated October 1, 2003, among Weatherford
                International Ltd., Weatherford International, Inc., and
                Deutsche Bank Trust Company Americas.

         99.1 Press release dated October 2, 2003, announcing senior note offering.

         99.2 Presentation dated October 2003 relating to the offering (This document is furnished pursuant to Item 9 and Regulation FD but is not deemed "filed" under the Securities Exchange Act of 1934 and is not included in any filing incorporating this Current Report by reference.)